Exhibit 10.3

EXECUTION VERSION

SECOND INCREMENTAL FACILITY AMENDMENT, dated as of June 17, 2016 (this “Agreement”), to the Senior Lien Term Loan Credit Agreement dated as of March 13, 2015 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among STARDUST FINANCE HOLDINGS, INC. (the “Borrower”), LSF9 CONCRETE LTD (“Holdings”), LSF9 CONCRETE HOLDINGS LTD (“Mid-Holdings”), the lenders party thereto from time to time, and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

A. Pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that the persons set forth on Schedule I hereto (the “Incremental Term Loan Lenders”) extend additional Senior Lien Term Loans (the “Incremental Term Loans”) to the Borrower under the Credit Agreement in an aggregate principal amount equal to $345.0 million.

B. The Incremental Term Loan Lenders are willing to provide the Incremental Term Loans to the Borrower on the Incremental Facility Closing Date (as defined below) on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.

C. The Incremental Term Loans shall constitute additional Term Loans under the Credit Agreement and, after giving effect to this Agreement, shall have the same terms as, and become part of the same Class of Term Loans as, the Senior Lien Term Loans.

D. The Borrower intends to use the proceeds of the Incremental Term Loans, together with cash on hand, to fund an intercompany loan (the “Intercompany Loan”) to LSF9 Concrete Mid-Holdings Ltd (“Concrete Mid-Holdings”), and to pay fees and expenses incurred in connection with the incurrence of the Incremental Term Loans.

E. Concrete Mid-Holdings intends to use the proceeds from the Intercompany Loan to repay approximately $18.1 million of indebtedness owed to LSF9 HedgeCo, Ltd. (the “Note Repayment”) and to pay a cash dividend or other distribution (directly or indirectly) to Holdings of approximately $326.9 million.

F. Holdings intends to pay a cash dividend or other distribution to the Sponsor (as defined in the Credit Agreement) and its other equity holders of approximately $326.9 million (the “Specified Dividend”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Facility Amendment” for all purposes of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Term Loans shall be additional “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents. Each Incremental Term Loan Lender shall, upon the effectiveness of this Agreement in accordance with Section 5 hereof, be a party to the Credit Agreement, have the rights and obligations of a Lender thereunder, and shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“Second Amendment Incremental Term Loans”: the Incremental Term Loans incurred pursuant to the Second Incremental Facility Amendment.

“Second Incremental Facility Amendment”: the Second Incremental Facility Amendment dated as of June 17, 2016, among the Borrower, Holdings, Mid-Holdings, the Guarantors party thereto, the Administrative Agent, and the Lenders party thereto.

“Second Incremental Facility Closing Date”: June 17, 2016.

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definition: Senior Lien Term Loan Installment Date and Senior Lien Term Loan Percentage.

(c) Section 2.3 of the Credit Agreement is hereby replaced in its entirety as follows:

2.3 Repayment of Senior Lien Term Loans. The Senior Lien Term Loan of each Senior Lien Term Loan Lender shall be repaid on the Senior Lien Term Loan Maturity Date in an amount equal to the aggregate principal amount of all Senior Lien Term Loans outstanding on such date.

(d) Section 2.12(e) of the Credit Agreement is hereby replaced in its entirety as follows:

(e) In the event that, prior to the date that is six months after the Second Incremental Facility Closing Date, the Borrower (i) makes any repayment, prepayment, purchase or buyback of Senior Lien Term Loans in connection with any Repricing Event or (ii) effects any amendment of this Agreement resulting in a Repricing Event, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Senior Lien Term Loan Lenders (x) in the case of clause (i), a prepayment premium of 1.00% of the aggregate principal amount of the Senior Lien Term Loans so being prepaid, repaid or purchased and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate principal amount of the applicable Term Loans that are the subject of such Repricing Event and outstanding immediately prior to such amendment.

SECTION 3. Incremental Term Loans.

(a) On the terms and subject to the conditions set forth herein, on the Incremental Facility Closing Date, each Incremental Term Loan Lender hereby agrees, severally and not jointly, to make Incremental Term Loans to the Borrower in an aggregate principal amount set forth opposite its name on Schedule I hereto (it being agreed that the Incremental Term Loans made on the Incremental Facility Closing Date shall be funded at 99% of the principal amount thereof and, notwithstanding such discount, all calculations hereunder with respect to such Incremental Term Loans, including the accrual of interest and repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof). It is understood and agreed that on the Incremental Facility Closing Date, the Incremental Term Loans shall be added to (and form part of) each Term Borrowing of outstanding Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Term Loan Lender will participate proportionately in each then outstanding Term Borrowing. Interest will begin accruing on the Incremental Term Loans on the Incremental Facility Closing Date.

(b) The Incremental Term Loans to be made pursuant to Section 3(a) hereof shall have the same terms applicable to, and shall be, Senior Lien Term Loans under the Credit Agreement. For purposes of Section 2.23(b) of the Credit Agreement, the Incremental Term Loans shall have the same “effective yield” as the Senior Lien Term Loans incurred on the Closing Date. From and after the Incremental Facility Closing Date, the Incremental Term Loan Lenders shall constitute “Lenders” and the Incremental Term Loans shall constitute “Term Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The proceeds of the Incremental Term Loans will be used by the Borrower, together with cash on hand, to make the Intercompany Loan and to pay fees and expenses incurred in connection with the incurrence of the Incremental Term Loans. Concrete Mid-Holdings will use the proceeds of the Intercompany Loan to make the Note Repayment and to pay (directly or indirectly) the Specified Dividend.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings, Mid-Holdings, and the Borrower hereby jointly and severally represent and warrant to each Agent and each Lender that the representations and warranties set forth in Section 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Facility Closing Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (it being understood and agreed that the reference in Section 3.18 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions to be consummated on the Closing Date” shall be deemed to refer instead to “the Incremental Facility Closing Date, after giving effect to the Intercompany Loan, the Note Repayment, the Specified Dividend and the transactions consummated on the Incremental Facility Closing Date”); provided, that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”.

SECTION 5. Conditions Precedent to the Incremental Term Loans. The obligations of each Incremental Term Loan Lender to make Incremental Term Loans shall be subject to the satisfaction (or waiver by Incremental Term Loan Lenders), on or prior to the date that is five business days after June 30, 2016, of each of the following conditions (the first Business Day on which all conditions are so satisfied or waived and the Incremental Term Loans are made, the “Incremental Facility Closing Date”):

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (1) the Borrower, (2) Holdings, (3) Mid-Holdings and (4) each Incremental Term Loan Lender;

(b) the Administrative Agent (or its counsel) shall have received the notice required under Section 2.23 of the Credit Agreement requesting the Incremental Term Loans to be borrowed thereunder;

(c) the representations and warranties set forth in Section 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Facility Closing Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (it being understood and agreed that the reference in Section 3.18 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions to be consummated on the Closing Date” shall be deemed to refer instead to “the Incremental Facility Closing Date, after giving effect to the Intercompany Loan, the Note Repayment, the Specified Dividend and the transactions consummated on the Incremental Facility Closing Date”); provided, that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”.

(d) no Default or Event of Default has occurred and is continuing on the Incremental Facility Closing Date or after giving effect to the Incremental Term Loans;

(e) the aggregate amount of the Incremental Facilities incurred under the Credit Agreement (including the Incremental Term Loans) does not exceed the amount permitted under Section 2.23(a) of the Credit Agreement;

(f) the Administrative Agent shall have received, on behalf of itself and the Lenders, an opinion of (i) Gibson, Dunn & Crutcher LLP, New York counsel to the Loan Parties, (ii) Carey Olsen, Jersey counsel to the Loan Parties, together with a copy of any certificate required to be given by a director of a Loan Party incorporated under the laws of Jersey in connection with the provision of such a legal opinion, (iii) Blake, Cassels & Graydon LLP, Canadian counsel to the Loan Parties, (iv) Dinsmore & Shohl LLP, Ohio counsel to the Loan Parties, (v) Kotz Sangster Wysocki P.C., Michigan counsel to the Loan Parties, (vi) Belin McCormick, P.C., Iowa counsel to the Loan Parties, (vii) Maynard Cooper & Gale, P.C., Alabama counsel to the Loan Parties, (viii) Rogers Towers, Florida counsel to the Loan Parties, and (ix) Butler Snow LLP, Tennessee counsel to the Loan Parties, in each case, dated the Incremental Facility Closing Date and addressed to each Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent;

(g) the Administrative Agent shall have received, with respect to each Loan Party, (i) a copy of the charter or other similar Organizational Document, including all amendments thereto, of each Loan Party, certified, if applicable, as of a date reasonably near the date of this Agreement by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized or incorporated (or, in the case of any Loan Party incorporated under the laws of England or Jersey, by a director of the relevant Loan Party), (ii) with respect to Loan Parties organized in jurisdictions where such concept exists, a certificate as to the good standing of each such Loan Party as of a date reasonably near the date of this Agreement, from the relevant Secretary of State, similar Governmental Authority or, in the case of a Loan Party incorporated under the laws of Jersey, issued by the Registrar of Companies; (iii) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of each Loan Party dated the Incremental Facility Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating, management or partnership agreement of such Loan Party as in effect on the Incremental Facility Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, in the case of the Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization, partnership agreement or other constitutive document of such Loan Party have not been amended since the date the documents furnished pursuant to clause (i) above were certified, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iii) above; provided, that if the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of any Loan Party certifying that any certificate or articles of incorporation or organization or certification of formation, or by-laws or operating (or limited liability company) agreement required to be delivered by this Section 5(g) has not been amended, restated or otherwise modified since the version thereof delivered in satisfaction of the conditions precedent to the Closing Date and/or the First Incremental Facility Closing Date, then no copy of such document shall be required to be delivered pursuant to this Section 5(g);

(h) the Administrative Agent (or its counsel) shall have received a certificate of the Borrower, dated the Incremental Facility Closing Date, in substantially the form of Exhibit C to the Credit Agreement and certifying that the conditions set forth in Sections 5(c), (d) and (e) hereof are true and correct;

(i) the Administrative Agent shall have received, no later than three business days prior to the Incremental Facility Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, that has been requested in writing by Credit Suisse Securities (USA) LLC (the “Arranger”) at least ten business days prior to the Incremental Facility Closing Date; and

(j) all reasonable expenses (to the extent invoiced at least one Business Day prior to the Incremental Facility Closing Date) and fees due to the Lenders, the Arranger and the Administrative Agent (including the fees separately agreed to in writing by the Borrower and the Arranger) that are required to be paid on the Incremental Facility Closing Date shall have been paid.

SECTION 6. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Incremental Facility Closing Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 7. Reaffirmation. Each of Holdings, Mid-Holdings, the Borrower and each Guarantor identified on the signature pages hereto (collectively, Holdings, Mid-Holdings, the Borrower and such Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Incremental Term Loans), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including in respect of the Incremental Term Loan Lenders). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

SECTION 8. Mortgaged Property. Within 90 days after the Incremental Facility Closing Date (or (x) within 180 days after the Incremental Facility Closing Date with the prior consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) in connection with the entry into additional Incremental Facilities under the Credit Agreement or the Junior Lien Credit Agreement, or (y) by such later date as the Administrative Agent in its sole discretion may permit), the Borrower shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, (i) an amendment or an amendment and restatement thereof (each, a “Mortgage Amendment”) approved by local or foreign counsel (as applicable) reasonably acceptable to the Administrative Agent, setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the lien and security interest thereby created and perfected; (ii) (a) for all Mortgaged Properties other than those located in Texas, date down and modification endorsements to the mortgagee’s title policies reflecting the Mortgage Amendment in respect of each of the Mortgaged Properties (other than the Mortgaged Properties in Texas), and (b) for the Mortgaged Properties located in Texas, a nothing further certificate, in all cases (a) and (b), reflecting that there are no encumbrances affecting the Mortgaged Properties except as permitted under the Credit Agreement, and in each case in form and substance reasonably satisfactory to the Administrative Agent, (iii) a favorable opinion of local or foreign counsel (as applicable) in each jurisdiction in which a Mortgage Property is located for the benefit of the Administrative Agent with respect to the enforceability of the mortgage as amended, together with such other opinions as the Administrative Agent shall require, and in form and substance reasonably acceptable to the Administrative Agent (it being understood and agreed that the form and substance of the opinions delivered in connection with the Closing Date are reasonably acceptable) and (iv) such further documents, instruments, acts or agreements as the Administrative Agent may reasonably request to affirm, secure, renew or perfect the liens of the Mortgages as amended; provided, that a Mortgage Amendment with respect to any particular Mortgaged Property and the related documentation set forth in clauses (ii), (iii) and (iv) above shall not be required to the extent that local or foreign counsel (as applicable) reasonably acceptable to the Administrative Agent has confirmed in an e-mail that no Mortgage Amendment is required in order for the Mortgaged Property to secure the Incremental Term Loans and other extensions of credit thereunder. The Borrower shall also provide flood determinations and flood insurance as required by Regulation H with respect to each Mortgaged Property reasonably acceptable to the Administrative Agent (it being understood and agreed that Borrower shall not be required to provide any information in excess of that which was provided in connection with the Closing Date). Nothing herein shall serve to amend or affect in any way the obligations of the Loan Parties pursuant to Section 5.9(b) of the Credit Agreement, as applicable.

SECTION 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. Governing Law; Jurisdiction, etc. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LSF9 CONCRETE LTD, as Holdings

By	/s/ Serge Ramin
	Name:	Serge Ramin
	Title:	Director

LSF9 CONCRETE HOLDINGS LTD, as Mid-Holdings

By	/s/ Kevin Purcell
	Name:	Kevin Purcell
	Title:	Director

STARDUST FINANCE HOLDINGS, INC., as Borrower

by	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

[Signature Page to the Second Incremental Facility Amendment to the Senior Lien Term Loan Credit Agreement]

GUARANTORS

LSF9 CONCRETE MID-HOLDINGS LTD.

by	/s/ Serge Ramin
	Name:	Serge Ramin
	Title:	Director

[Signature Page to the Second Incremental Facility Amendment to the Senior Lien Term Loan Credit Agreement]

STARDUST HOLDINGS (USA), LLC, a

Delaware limited liability company

FORTERRA BRICK, LTD., an Ontario

corporation

FORTERRA PIPE & PRECAST, LTD., an

Ontario corporation

FORTERRA PRESSURE PIPE, INC., a

company organized under the laws of the

Province of Quebec, Canada

FORTERRA BRICK AMERICA, INC., a

Michigan corporation

FORTERRA BRICK, LLC, a Delaware

limited liability company

FORTERRA PIPE & PRECAST, LLC, a

Delaware limited liability company

FORTERRA PRESSURE PIPE, INC., an

Ohio corporation

FORTERRA CONCRETE PRODUCTS,

INC., an Iowa corporation

FORTERRA CONCRETE INDUSTRIES,

INC., a Tennessee corporation

USP HOLDINGS INC., a Delaware

corporation

UNITED STATES PIPE AND FOUNDRY

COMPANY, LLC, an Alabama limited

liability company

US PIPE FABRICATION, LLC, a Delaware

limited liability company

MILL HANDLING LLC, a Delaware

limited liability company

DIP ACQUISITION LLC, a Delaware

limited liability company

GRIFFIN PIPE PRODUCTS CO., LLC, a

Delaware limited liability company

CUSTOM FAB, INC., a Florida corporation

FAB PIPE LLC, a Delaware limited liability company

by	/s/ Jeffrey K. Bradley
Name: Jeffrey K. Bradley
Title: President

[Signature Page to the Second Incremental Facility Amendment to the Senior Lien Term Loan Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

by	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

by	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to the Second Incremental Facility Amendment to the Senior Lien Term Loan Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Term Loan Lender

by	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

by	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to the Second Incremental Facility Amendment to the Senior Lien Term Loan Credit Agreement]

SCHEDULE I

to the Second Incremental Facility Amendment

Incremental Term Loans

Incremental Term Loan Lender	Incremental Term Loans
Credit Suisse AG, Cayman Islands Branch	$345,000,000.00

Total	$345,000,000.00